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                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported): December 22, 1999


                         DOW JONES & COMPANY, INC.
           (Exact name of registrant as specified in its charter)


         Delaware                     1-7564                  13-5034940
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
of incorporation)                                       Identification No.)

 200 Liberty Street, New York, New York                              10281
(Address of principal executive offices)                          (Zip Code)


     Registrant's telephone number, including area code:  (212) 416-2000


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Item 5.  Other Events.

Effective January 1, 2000, the Dow Jones Profit Sharing Retirement Plan (the "Plan"), for which (i) Common Stock, $1.00 per share, of Dow Jones to be purchased under one of the investment options thereunder and (ii) Interests to be offered or sold thereunder were registered pursuant to a Registration Statement on Form S-8 (No. 33-55079) filed with the Securities and Exchange Commission on August 16, 1994 (the "S-8"), shall be amended and renamed the Dow Jones 401(k) Savings Plan. As of January 1, 2000, the S-8 shall be deemed to refer to the Plan as amended as of such date and all references in the S-8 to the Dow Jones Profit Sharing Retirement Plan shall be deemed to refer instead to the Dow Jones 401(k) Savings Plan.

This Current Report on Form 8-K shall be incorporated by reference into the S-8 and shall be deemed a part thereof from the date hereof.



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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                DOW JONES & COMPANY, INC.


Dated: December 22, 1999 		              By: /s/ Lawrence K. Kinsella
                                                	Lawrence K. Kinsella
                              							                Comptroller
								                                      (Chief Accounting Officer)